UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 19, 2017

CÜR MEDIA, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-183760	99-0375741
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Lewis Road

Marlborough, CT 06447

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (203) 912-8479

2217 New London Turnpike

South Glastonbury, CT 06073

(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below): ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On July 19, 2017, CÜR Media, Inc., a Delaware corporation (the “Company”), received a “Wells Notice” from the staff (the “Staff”) of the Securities and Exchange Commission (the “SEC”). The Wells Notice provides notification to the Company that the Staff has made a preliminary determination to recommend that the SEC institute administrative proceedings against the Company pursuant to Sections 12(j) and 12(k) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), based solely upon the Company’s failure to comply with its reporting obligations under Section 13(a) of the Exchange Act. Sections 12(j) grants the SEC the right, after notice and opportunity for a hearing, to revoke the registration of a security. Section 12(k) grants the SEC the right to suspend trading in a security.

In accordance with SEC rules, on August 25, 2017, the Company made a written submission to the SEC in response to the Wells Notice, in which, among other things, it conveyed the Company’s present intention to file the delinquent reports and become current with its SEC filing requirements and, as such, set forth the reasons why the proposed enforcement action should not be filed. While no assurances can be made, the Company believes that, as a result of making these filings, the SEC will have no further reason to institute the proposed administrative proceedings, or, if instituted, to continue such proceedings. However, there can be no assurance that the SEC will not bring an enforcement action against the Company, which could result in a trading suspension of the Company’s common stock and the deregistration of the Company’s securities under the Exchange Act. Administrative proceedings, if instituted, will be held before an administrative law judge.

In order to file the delinquent reports, the Company needs to obtain adequate financing. The Company continues to pursue sources of equity or debt financing to support its operations. However, the Company cannot be sure that it will obtain the required financing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CÜR MEDIA, INC.

Date: September 1, 2017	By:	/s/ Thomas Brophy
	Name:	Thomas Brophy
	Title:	Director

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